                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           Chubb America Fund, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                             Shari J. Lease, Esq.
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                [April 20], 1997

Dear Policy owner:

     On Friday, [May 30], 1997 a Special Meeting of Shareholders ("Special Meeting") of Chubb America Fund, Inc. (the "Fund"), on behalf of its World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (the "Portfolios"), will be held at One Granite Place, Concord, New Hampshire for the purposes set forth in the attached Notice.

     As you may know, the investment manager to the Fund is Chubb Investment Advisory Corporation (the "Adviser"). The Adviser's parent company, Chubb Life Insurance Company of America ("Chubb Life"), is currently wholly owned by The Chubb Corporation, but is soon to be purchased by Jefferson-Pilot Corporation. As a result of this change of ownership, the Fund must enter into a new Investment Management Agreement with the Adviser.

     The Special Meeting has been called primarily so that shareholders may consider and vote on the new Investment Management Agreement between the Fund and the Adviser, which is substantially the same as the original agreement between the parties. Shareholders will also be asked to consider and vote on new subadvisory agreements between the Adviser and each of the subadvisers to the Portfolios, and to elect directors.

     Shares of the Fund's Portfolios are purchased by corresponding divisions of Chubb Separate Account A ("Separate Account A") to fund the flexible premium variable life insurance policies (the "Policies") issued by Chubb Life. At the Special Meeting, Chubb Life will vote the shares of the Portfolios held in Separate Account A based on voting instructions received from owners of the Policies ("Policyowners"). Each Policyowner is entitled to give voting instructions to Chubb Life with respect to the number of shares of the respective Portfolios attributable to the Policyowner as of the record date of April 4, 1997.

     Attached are the formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth the matters to come before the Special Meeting. A form of Voting Instruction for each Portfolio with respect to which you are entitled to provide voting instructions is also enclosed for your use.

     Your interest in the Fund is gratefully acknowledged. PLEASE SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTIONS SO THAT YOUR INSTRUCTIONS CAN BE REPRESENTED. Thank you for your prompt response.

                                             Sincerely,


                                             Theresa M. Stone
                                             President

IMPORTANT:  You will receive one Proxy and Voting Instructions Statement for
---------
each Portfolio you have designated for the investment of your Policy. Please complete and return a separate Voting Instruction card for each Portfolio.
                      --------                             ----

                            CHUBB AMERICA FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON [MAY 30], 1997

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Chubb America Fund, Inc. (the "Fund"), on behalf of its World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (each a "Portfolio"), will be held at Chubb Life Insurance Company of America, One Granite Place, Concord, New Hampshire 03301 on [May 30], 1997 at 8:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act on the following proposals, all of which are more fully discussed in the accompanying Proxy and Voting Instruction Statement dated [April 20], 1997, and to transact such other business as may properly come before the meeting or any adjournments.

     1.  To elect a Board of Directors.

     2. To consider and act on a new Investment Management Agreement between the Fund, on behalf of each of its Portfolios, and Chubb Investment Advisory Corporation (the "Adviser").

     3. To consider and act on a new form of Investment Subadvisory Agreement between the Adviser and the investment subadviser ("Subadviser") currently providing services to the relevant Portfolio.

     4. To consider and act on a proposal to permit the Adviser to replace Subadvisers or add Subadvisers to each existing Portfolio or new Portfolio added as a series of the Fund in the future, and to enter into subadvisory agreements with those Subadvisers without further shareholder approval.

     Please note that the form of Voting Instructions provides a space on which you may grant or withhold authority to vote in the election of directors and act on each of the other proposals.

     VOTING INSTRUCTIONS WHICH ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED WILL BE VOTED IN FAVOR OF THE ELECTION OF THE PROPOSED DIRECTORS AND IN FAVOR OF EACH OF THE OTHER PROPOSALS.

     The Board of Directors has fixed the close of business on April 4, 1997 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment of the Special Meeting.

                                             By order of the Board of Directors



                                             Shari J. Lease
                                             Secretary

                           CHUBB AMERICA FUND,  INC.

                          WORLD GROWTH STOCK PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              GOLD STOCK PORTFOLIO
                                 BOND PORTFOLIO
                        DOMESTIC GROWTH STOCK PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                           EMERGING GROWTH PORTFOLIO

                               One Granite Place
                         Concord, New Hampshire  03301

                    PROXY AND VOTING INSTRUCTIONS STATEMENT:
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 [MAY 30], 1997


                                  INTRODUCTION

     This Proxy and Voting Instruction Statement (the "Statement") and Notice of Special Meeting with accompanying Voting Instruction Form (the "Form") are furnished in connection with the solicitation of proxy and voting instructions for use at the Special Meeting of Shareholders ("Special Meeting") of the World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (the "Portfolios") of Chubb America Fund, Inc. (the "Fund") to be held on [May 30], 1997 and at any adjournment of the Special Meeting. Proxy and voting instructions are deemed solicited on behalf of the Board of Directors of the Fund and Chubb Life Insurance Company of America ("Chubb Life").

     Holders of common stock of each Portfolio as of the close of business on April 4, 1997 (the "Record Date") will be entitled to cast one vote for each share held. As of the Record Date, the Fund had outstanding the following number of shares: World Growth Stock Portfolio: 4,358,935.548; Money Market Portfolio:
1,279,016.339; Gold Stock Portfolio: 496,155.627; Bond Portfolio:
1,224,389.227; Domestic Growth Stock Portfolio: 3,985,901.733; Growth and
Income Portfolio: 1,561,821.573; Capital Growth Portfolio: 5,107,343.126; Balanced Portfolio: 1,701,215.718; and Emerging Growth Portfolio 1,944,185.660.

     The shares of each Portfolio are currently sold to corresponding divisions of Chubb Separate Account A ("Separate Account A") to fund flexible premium life insurance policies (the "Policies") issued by Chubb Life. The assets in Separate Account A are invested in shares of the corresponding Portfolios of the Fund. Separate Account A was established by The Volunteer State Life Insurance Company ("Volunteer") in 1984 pursuant to Tennessee insurance laws and is registered as a unit investment trust with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America and redomesticated from the State of Tennessee to the State of New Hampshire with the result that Separate Account A is now governed by the New Hampshire insurance laws.

     The initial mailing of this Statement and the enclosed Form to owners of Policies ("Policyowners") will be made on or about [April 20], 1997. Chubb Life will vote the shares of the Portfolios held in Separate Account A that are attributable to the Policies based on instructions received from Policyowners participating in Separate Account A. The number of votes on which each Policyowner has the right to provide instructions is determined by dividing the Policy's cash value in each Portfolio by the net asset value per share of the relevant Portfolio. The number of shares in each Portfolio for which a Policyowner has the right to give voting instructions is determined as of the Record Date for the Special Meeting.

     Shares for which no timely voting instructions are received, shares representing charges imposed by Chubb Life or its affiliates against Separate Account A, and shares held by Chubb Life that are not otherwise attributable to Policies will be voted by Chubb Life in the same proportion as the voting instructions received from Policyowners participating in each Portfolios' division of Separate Account A.

     In order to facilitate the commencement of operations of each Portfolio, Chubb Life purchased $1 million of shares of each Portfolio, other than the Balanced Portfolio and the Emerging Growth Portfolio. Chubb Life purchased $5 million of shares of the Balanced Portfolio and $3 million of shares of the Emerging Growth Portfolio in order to facilitate the commencement of operations of each of those Portfolios. As of the Record Date, Chubb Life owned the following number of shares in its general account, representing the percentage indicated of the outstanding shares: Growth and Income Portfolio: 8,864.155 - 0.57%; Capital Growth Portfolio: 7,128.346 -0.14%; and Balanced Portfolio:
12,716.164 - 0.75%.

     As of the Record Date, Separate Account A owned of record the following number of shares of each Portfolio, representing the percentage indicated of the outstanding shares: World Growth Stock Portfolio: 4,358,935.548 - 100%; Money Market Portfolio: 1,279,016.339 - 100%; Gold Stock Portfolio: 496,155.627 - 100%; Bond Portfolio: 1,224,389.227 - 100%; Domestic Growth Stock Portfolio:
3,985,901.733 - 100%; Growth and Income Portfolio: 1,552,957.418 - 99.4%;
Capital Growth Portfolio: 5,100,214.780 - 99.9%; Balanced Portfolio:
1,688,499.554 - 99.3%; and Emerging Growth Portfolio: 1,944,185.660 - 100%.

     If the enclosed Form is executed and returned, it may nevertheless be revoked at any time before the Special Meeting by a written revocation or later Form, as appropriate, received at Chubb Life, One Granite Place, Concord, New Hampshire 03301. The expense of printing and distributing to Policyowners the Statement, the Form, and other solicitation materials, as well as any other solicitations by telephone, electronic transmission or personal interviews conducted by personnel of Chubb Life and/or Chubb Investment Advisory Corporation (the "Adviser"), and other costs of the Special Meeting will be paid by (a) The Chubb Corporation, a New Jersey corporation ("Chubb"), which currently owns 100% of the issued and outstanding shares of capital stock ("Shares") of Chubb Life and which has agreed to sell such Shares of Chubb Life to Jefferson-Pilot Corporation, a North Carolina corporation ("Jefferson-Pilot") pursuant to a Stock Purchase Agreement dated February 23, 1997, and/or (b) Jefferson-Pilot.


                                   BACKGROUND

     Chubb Investment Advisory Corporation, the Adviser, whose principal business office is at One Granite Place, Concord, New Hampshire 03301, has managed the investment and reinvestment of assets of the Portfolios since the Fund commenced operations on April 18, 1986. The Adviser is wholly-owned by Chubb Life, which is, in turn, wholly-owned by Chubb. The Adviser provides investment management services to the Fund pursuant to Investment Management Agreements dated April 27, 1989 (a single Agreement for the World Growth Stock, Money Market, Domestic Growth Stock, Gold Stock and Bond Portfolios), February 25, 1992 (separate Agreements for the Growth and Income, Capital Growth and Balanced Portfolios), and April 14, 1995 (with respect to the Emerging Growth Portfolio)./1/ In addition, the Fund and the Adviser have entered into Sub-Investment Management Agreements with investment subadvisers ("Subadvisers") that manage each Portfolio's assets. (The current Agreements and Sub-Investment Management Agreements will be referred to together as the "Existing Agreements".) The Existing Agreements were last approved by the Board of Directors on January 30, 1997 at a regularly-scheduled meeting of the Board, and by shareholders.

     On February 23, 1997, Jefferson-Pilot entered into a Stock Purchase Agreement with Chubb providing for the transfer of 100% of the Shares of Chubb Life to Jefferson-Pilot in exchange for a cash payment from Jefferson-Pilot to Chubb of approximately $875 million, subject to adjustment in certain circumstances. Upon consummation of the transaction (the "Acquisition"), which is currently scheduled for April 30, 1997, but will not, in any event, take place after June 1, 1997, the Adviser will become an indirect wholly-owned subsidiary of Jefferson-Pilot. Chubb Life does not presently intend to redomesticate, and will remain a New Hampshire corporation. Although the Acquisition is not anticipated to affect the day-to-day operations under the Existing Agreements, such a change in ownership of the Adviser automatically terminates the Existing Agreements in accordance with its terms as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If the Acquisition is not completed, the Existing Agreements will remain in effect.

     By this Proxy and Voting Instructions Statement the Fund seeks shareholder approval of a new Investment Management Agreement to replace the Existing Investment Management Agreements. In addition, the Adviser will be required to enter into new Subadvisory Agreements with each of the Subadvisers that provide advisory services to the Portfolios. (The new Investment

---------------------------
/1/ The Adviser does not provide investment management services to any other registered investment company.

Management and Subadvisory Agreements will together be referred to as the "New Agreements.") Policyowners are asked to vote on each of the New Agreements as described in Items 2 and 3. In addition, Policyowners are asked to vote on the election of Directors to the Board of Directors (Item 1), and on whether to permit the Adviser to replace Subadvisers or add new Subadvisers to the Portfolios, and to enter into Subadvisory Agreements with those Subadvisers, without further shareholder approval (Item 4).


Vote Required
-------------

     A plurality of all votes cast at the meeting will be sufficient to approve
Item 1. Approval of Items 2 through 4 for each Portfolio requires the affirmative vote of "majority of the outstanding voting securities" of that Portfolio. Under the 1940 Act, a "majority vote of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.


ITEM 1.  ELECTION OF DIRECTORS

Nominees for Director
---------------------

     Four individuals have been nominated for election as Directors of the Fund, all of whom are currently directors and have served in that capacity continuously since originally elected or appointed. None of the nominees is related to one another. Each nominee has consented to continue to serve if elected at the Special Meeting.

     If elected, the Directors will hold office until a successor has been elected and has qualified, or until such Director's earlier death, resignation or removal. However, any Director may resign, and any Director may be removed with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of shareholders, duly called and at which a quorum is present. In case of a vacancy on the Board, the remaining Directors may, in their discretion, appoint any person to fill the vacancy. If at any time less than two-thirds of the Directors have been elected by shareholders, the Directors then in office will promptly call a meeting of shareholders for the purpose of electing Directors. Other than when that situation occurs, no shareholder meetings will be held for the purpose of electing Directors, unless otherwise required.

     Each of the nominees for Director is listed in the chart below. An asterisk (*) next to a name indicates that the nominee is an "interested person" of the Fund and/or the Adviser, as defined in the 1940 Act.

          Nominee                                                                              Year of
           (Age)             Principal Occupations During the Past Five Years                 Election or
          Address                                                                             Appointment
----------------------------------------------------------------------------------------------------------
Ronald Angarella*            President, Chubb America Fund, Inc.  Senior Vice
(39)                         President, Chubb Life, President and Director,
One Granite Place            Chubb Investment Advisory, Chubb Securities and                     1995
Concord, NH  03301           Hampshire Funding, Inc.; Senior Vice President and
                             Director, Chubb Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------
James J. Weisbart            Retired, previously President of Bird Bath
(65)                         Laundromats and President of Solomon's Inc.                         1989
301 Smithfield Road          (retail clothing company)
Contoocook, NH  03329
----------------------------------------------------------------------------------------------------------
Michael D. Coughlin          President of Concord Litho Company, Inc.
(54)                         (printing company)                                                  1989
106 School  Street
Concord, NH  03301
----------------------------------------------------------------------------------------------------------
Elizabeth S. Hager           Executive Director, United Way of Merrimack
(52)                         County, NH (since 1996), State Representative,
5 Auburn Street              New Hampshire; Consultant, Fund Development;                        1989
Concord, NH  03301           previously, City Councilor, City of Concord, NH
                             and Mayor, City of Concord, NH
----------------------------------------------------------------------------------------------------------

Committees of the Board of Directors
------------------------------------

   The Board has an Audit Committee that normally meets two times per year, prior to the first two quarterly meetings of the Board of Directors, or as required. The Audit Committee overseas and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Fund, reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. The Audit Committee is composed entirely of Directors who are not interested persons of the Fund, its principal underwriter, the Adviser or its affiliates or any of the Subadvisers. Messrs. Weisbart and Coughlin and Ms. Hager are members of the Audit Committee.

   The Board also has a Valuation Committee, the purpose of which is to review and ratify certain portfolio securities pricing decisions made on behalf of the Fund. The members of the Valuation Committee are Mr. Angarella and Ms. Hager.

Information on Board Meetings During Fiscal Year 1996
-----------------------------------------------------

   The Directors met four times during the fiscal year ended December 31, 1996, and each Director attended at least 75% of the meetings.

   For the year ended December 31, 1996, the following Directors received compensation for services as a director on the Funds' Board from the Fund and Chubb Investment Funds, Inc. ("CIF"), the other fund in the Chubb group of registered investment companies ("Chubb Funds"):


                        Aggregate Compensation       Total Compensation:
       Name                   from Fund                  Chubb Funds
------------------      -----------------------      -------------------

Michael Coughlin                $5,000                     $10,000
Elizabeth Hager                  5,000                      10,000
James Weisbart                   5,000                      10,000

Officers of the Fund
--------------------

  The following information relates to the executive officers of the Fund who are not directors of the Fund. Each officer also services as an officer of the Adviser.

================================================================================
     Name and Address         Position with the Fund   Position with the Adviser
================================================================================
Charles C. Cornelio          Vice President &          Secretary
                             General Counsel
--------------------------------------------------------------------------------
Shari J. Lease               Secretary                 Assistant Secretary
--------------------------------------------------------------------------------
John A. Weston               Treasurer                 Treasurer
--------------------------------------------------------------------------------
Mark D. Landry               Assistant Treasurer       Mutual Fund Accounting
                                                       and Operations Officer
================================================================================

Voting Instructions
-------------------

  Properly-executed Forms will be deemed to authorize the approval of all of the four nominees, unless authority has been withheld on any or all of the nominees according to the directions on the Forms.


Recommendation
--------------

   The Board of Directors recommends that shareholders vote FOR this proposal.

 ITEM 2. TO CONSIDER AND ACT ON A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE ADVISER

  The Board of Directors of the Fund held an in-person Board of Directors meeting on April 3, 1997 and has unanimously approved the New Agreement between the Fund, on behalf of each Portfolio, and Adviser in accordance with Section 15(c) of the 1940 Act. The New Agreement will become effective on the date of the consummation of the Acquisition (the "Closing"), subject to the outcome of this Special Meeting of Shareholders.


The Fund's Exemption from Section 15(a) of the 1940 Act
-------------------------------------------------------

  The Closing is presently anticipated to take place on April 30, 1997, but is subject to Chubb Life obtaining state insurance department approvals of certain matters required as a prerequisite to the Closing. Since the proposed Closing date did not permit a reasonable amount of time for the Fund to call and hold a Special Meeting of Shareholders prior to the Closing, the Fund sought and obtained from the SEC an order of exemption from the provisions of Section 15(a) of the 1940 Act, which requires that advisory agreements terminate upon their assignment. The order of exemption permits the Adviser to continue to provide investment management services to the Fund, on behalf of each Portfolio, from the Closing until the date the New Agreement is approved or disapproved by shareholders, but in no event later than August 28, 1997 (the "Interim Period").

  The Board of Directors of the Fund, by unanimous written consent, voted to authorize the Fund and the Adviser to request such exemptive relief from the SEC. The proposed sale of Chubb Life to Jefferson-Pilot arose primarily out of business considerations unrelated to the Fund and the Adviser, and the parties to the Acquisition deemed it important to hold the Closing as soon as practicable. Specifically, it is generally recognized that the period following the announcement of a significant corporate change, such as the Acquisition, and the completion of such an event is a period of great uncertainty and considerable anxiety. This uncertainty and anxiety can be damaging to relationships and may cause key employees, service providers, and perhaps even Policyowners to seek more stable arrangements elsewhere. The parties to the Acquisition believe that prompt completion of the Acquisition will minimize this period of uncertainty and anxiety.

  It is anticipated that the scope and quality of services provided by the Adviser for the Portfolios during and following the Interim Period will not be diminished from the current level of service. During and following the Interim Period, each Portfolio will operate under the New Agreements, including the Investment Management and Subadvisory Agreements (see Item 3 below for a discussion of the form of Subadvisory Agreement), which are anticipated to be identical to the Existing Agreements in all material respects, except for the effective and termination dates and other modifications necessary both to create one Investment Management Agreement to cover all existing and future Portfolios and to reflect the proposal described in Item 4 below. During the Interim Period, fees paid by the Fund, on behalf of each Portfolio, for advisory services will be held in escrow. If shareholders of each of the Portfolios approve this Item, the escrow agent will release the fees to the Adviser. If shareholders of each of the Portfolios do not vote in favor of this Item, the escrow agent will return the advisory fees attributable to those Portfolios to such Portfolios and will release all other advisory fees to the Adviser. In addition, the Board of

Directors will reconvene to determine what action to take with respect to advisory services for those Portfolios not approving the new Investment Management Agreement.

  The Applicants are not aware of any material changes in the personnel that will provide investment management services during and following the Interim Period. Accordingly, each Portfolio should receive, during and following the Interim Period, the same investment advisory services, provided in the same manner, at the same fee levels (assuming release of the fees held in escrow during the Interim Period), and by the same personnel as before the Closing. If the investment personnel providing investment management services pursuant to the New Agreements changes materially, the Adviser will apprise and consult with the Board of the Directors to assure that the Board (including a majority of the Independent Directors of the Board) is satisfied that the services provided by the Adviser will not be diminished in scope or quality.


The Investment Management Agreement
-----------------------------------

  The New Agreement is the same as the Existing Agreement in all material respects. The five Existing Agreements will be replaced by one New Agreement that will continue to set forth the Adviser's duties in the body of the agreement, but will indicate that the New Agreement applies to each of the Portfolios listed on Schedule A to the New Agreement. Fees applicable to each Portfolio will also be set forth in Schedule A. This format will allow the Fund to continue to use a single agreement -- even when Portfolios are added or deleted or fees are changed -- simply by memorializing changes approved by the Board and/or shareholders in Schedule A, which will bear the date of the most recent change. A copy of the proposed New Agreement appears in Exhibit A.

  Under the New Agreement, as under the Existing Agreement, the Adviser will recommend and oversee, monitor and evaluate the activities of the Subadvisers and review the practices of broker-dealers selected by the Subadvisers. The Adviser will also be responsible for providing office space and related utilities necessary for the Fund's operations, recommending auditors, counsel and custodians, maintaining records not otherwise maintained by other parties, and providing personnel, data processing services and supplies to the Fund. The cost of such facilities, supplies and services will continue to be included in the investment management fee.

  The Adviser will be responsible for certain administrative services such as valuing portfolio securities, net asset value ("NAV") calculation, coordinating and conducting meetings of the Board and shareholders, recommending auditors, counsel, custodial and other services, preparing with the assistance of the Fund's auditor tax filings, preparing SEC related filings, and providing professional, administrative and clerical staff for shareholder relations and other functions. The Adviser may also subcontract the management or administrative responsibilities it has toward the Portfolios.

Management of the Adviser
-------------------------

  The names, addresses and principal occupations of the Adviser's principal executive officer and each of its directors are as follows:

================================================================================
           Name                  Positions with         Principal Occupation
                                    Adviser
================================================================================

Ronald Angarella             President and Director  Senior Vice President,
                                                     Chubb Life; President and
                                                     Director, Chubb
                                                     Securities, Hampshire
                                                     Funding, Inc. and Chubb
                                                     America Fund, Inc.; Senior
                                                     Vice President and
                                                     Director, Chubb Investment
                                                     Funds, Inc.
--------------------------------------------------------------------------------
Michael O'Reilly             Senior Vice President   Senior Vice President and
                             and Director            Chief Investment Officer,
                                                     The Chubb Corporation;
                                                     Director, President and
                                                     Chief Operating Officer,
                                                     Chubb Asset Managers,
                                                     Inc.; President and
                                                     Director, Chubb Investment
                                                     Funds, Inc.; Senior Vice
                                                     President, Chubb & Son,
                                                     Inc., Federal Insurance
                                                     Company
--------------------------------------------------------------------------------
Ronald H. Emery              Senior Vice President   Senior Vice President and
                             and Director            Controller, Chubb Life
--------------------------------------------------------------------------------
Charles C. Cornelio          Secretary               Executive Vice President
                                                     and Chief Administrative
                                                     Officer, Chubb Life; Vice
                                                     President, Counsel and
                                                     Assistant Secretary, Chubb
                                                     Investment Funds, Inc. and
                                                     Chubb America Fund, Inc.;
                                                     Vice President, General
                                                     Counsel and Secretary,
                                                     Chubb Securities and
                                                     Hampshire Funding, Inc.
--------------------------------------------------------------------------------
John A. Weston               Treasurer               Assistant Vice President,
                                                     Mutual Fund Accounting
                                                     Officer, Chubb Life;
                                                     Treasurer, Chubb
                                                     Securities Corporation,
                                                     Chubb Investment Funds,
                                                     Inc. and Chubb Series
                                                     Trust and Hampshire
                                                     Funding, Inc.; previously
                                                     Financial Reporting
                                                     Officer, Chubb Life
--------------------------------------------------------------------------------
Richard V. Werner            Director                Senior Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer, Chubb
                                                     Life Insurance Company of
                                                     America, Colonial Life
                                                     Insurance Company, and
                                                     Chubb Sovereign Life
                                                     Insurance Company; Vice
                                                     President, The Chubb
                                                     Corporation; Senior Vice
                                                     President and Director,
                                                     Chubb America Fund, Inc.;
                                                     President, ChubbHealth
                                                     Holdings, Inc.; Chairman
                                                     of the Board, ChubbHealth,
                                                     Inc.; Vice President, The
                                                     Chubb Corporation, Federal
                                                     Insurance Company and
                                                     Chubb & Son Inc.; Senior
                                                     Vice President, Chubb
                                                     Asset Managers, Inc.
--------------------------------------------------------------------------------
Marjorie Raines              Director
================================================================================

Recommendation
--------------

  The Board of Directors recommends that you vote FOR this proposal.


ITEM 3. TO CONSIDER AND ACT ON A NEW FORM OF SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND THE SUBADVISER CURRENTLY PROVIDING SERVICES TO THE RELEVANT PORTFOLIO

  Each of the nine Portfolios of the Fund is currently managed by a Subadviser pursuant to a Sub-Investment Management Agreement. Each Sub-Investment Management Agreement provides for its automatic termination in the event the Investment Management Agreement terminates. As described above, the Investment Management Agreement will terminate as a result of the sale of Chubb Life to Jefferson-Pilot. Consequently, the Subadvisers will be required to enter into new Subadvisory Agreements with the Adviser. The proposed form of Subadvisory Agreement is attached as Exhibit B.


The Subadvisory Agreement
-------------------------

  The proposed form of New Subadvisory Agreement is the same as the Existing Sub-Investment Management Agreement in all material respects, except as described below. The terms provide that the Subadviser, subject to the supervision of the Adviser and the Board of Directors of the Fund, will manage the investment and reinvestment of the relevant Portfolio's assets. The Subadviser will provide the Adviser and the Fund with, among other things, investment research and advice, and will select the securities or other investments to be held by the Portfolio.

  The Subadvisers are obligated to use their best efforts to obtain for the Portfolios they manage the most favorable price and best execution available under the circumstances. However, a Subadviser may, to the extent permitted by applicable law and to the extent the Subadviser determines the arrangement is reasonable, pay a broker or dealer that provides research or other brokerage services a commission in excess of the amount another broker or dealer may have charged for effecting the transaction.

  The Adviser pays each Subadviser compensation out of the fees the Fund pays the Adviser for its services to the Fund. The Subadvisory fees to be paid to each Subadviser will not change as a result of the Acquisition.

  The Existing Sub-Investment Management Agreements are styled as three-party agreements among the Adviser, the Subadviser and the Fund. In those agreements, the fee structure is included in the body of the agreement. The proposed New Investment Subadvisory Agreements will be between the Adviser and the Subadviser only, which is the more common structure for such arrangements. In addition, for ease of maintenance, the fee to be paid to each Subadviser will be set forth in an addendum to the agreement.


The Subadvisers Currently Providing Services to the Portfolios
--------------------------------------------------------------

  World Growth Stock Portfolio:  Templeton Global Advisors
  --------------------------------------------------------

  Templeton Global Advisors (formerly known as Templeton, Galbraith & Hansberger Ltd.) ("Templeton") serves as Subadviser to the World Growth Stock Portfolio. Templeton is organized under the laws of the Bahamas, and is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation ("Franklin"). Franklin is a publicly-traded company, and its ordinary shares of common stock are listed on the New York Stock Exchange. Templeton serves as an investment adviser or subadviser to various investment companies registered under the 1940 Act, subject to the supervision and direction of each company's Board of Directors and, where appropriate, the company's investment adviser, as well as to investment companies registered in foreign jurisdictions. In this capacity, Templeton is responsible, on a daily basis, for managing the companies' investments, making investment decisions on behalf of the companies and supplying research services. Templeton may also provide investment research and advice to certain common trust vehicles. Templeton is also an adviser or subadviser to various private accounts. Templeton and its affiliates currently serve as investment manager to 25 U.S.-investment companies.

  Under the proposed New Agreement, the Adviser will continue to pay Templeton at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Growth and Income, Bond and Money Market Portfolios:  Chubb Asset Managers,
  ---------------------------------------------------------------------------
Inc.
----

  Chubb Asset Managers, Inc. ("Chubb Asset") is a Delaware corporation and a wholly-owned subsidiary of Chubb. Persons employed by Chubb Asset, who are also investment personnel of Chubb & Son, Inc., a wholly-owned subsidiary of Chubb, currently provide investment advice to and supervise and monitor certain investment portfolios for Chubb and its affiliates, including general accounts of insurance affiliates of Chubb. In addition, as described below, certain investment personnel employed by Chubb Asset currently provide advice to other investment portfolios of entities not affiliated with Chubb or its affiliates.

  With respect to the Growth and Income Portfolio, under the proposed New Agreement the Adviser will continue to pay Chubb Asset at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. With respect to the Bond and Money Market Portfolios, under the proposed New Agreement the Adviser will continue to pay Chubb Asset at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.35% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.30% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.25% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Chubb Asset currently provides investment advisory services to two funds with investment objectives similar to those of the Portfolio. Services are currently provided to the Chubb Money Market Fund, and to the Chubb Growth and Income Fund.


  Gold Stock Portfolio:  Van Eck Associates Corporation
  -----------------------------------------------------

  Van Eck Associates Corporation ("Van Eck") is a Delaware corporation. Mr. John
C. van Eck owns 25.6% of the outstanding voting securities of Van Eck, and his wife and two sons, Jan and Derek van Eck, 270 River Road, Briarcliff Manor, New York, are each the beneficial owners of 24.8% of such securities. Mr. John C. van Eck has retained the right to direct the voting and disposition of the shares of Van Eck held by his wife.

  Under the proposed New Agreement, the Adviser will continue to pay Van Eck at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund. Van Eck currently provides investment advisory or subadvisory services to other funds with investment objectives similar to those of the Portfolio. It provides advisory services to Thomson Precious Metals and Natural Resources Fund, of the Thomson Fund Group, and subadvisory services to Natural Resources Fund, of the GCG Trust.


  Domestic Growth Stock Portfolio:  Pioneering Management Corporation
  -------------------------------------------------------------------

  Pioneering Management Corporation ("Pioneer") is a Delaware corporation. It is a wholly-owned subsidiary of The Pioneer Group, Inc., also a Delaware corporation. Robert Benson, Senior Vice President of Pioneer, has been primarily responsible for the day-to-day management of the Portfolio since 1986. Mr. Benson has been employed by Pioneer since 1974.

  Under the proposed New Agreement, the Adviser will continue to pay Pioneer at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Pioneer currently provides investment advisory services to other growth and income funds. Specifically, it provides services to the Pioneer Fund, Pioneer II, Pioneer Balanced Fund, Pioneer Equity Income Fund, Pioneer Real Estate Fund, and the Balanced, Equity Income, and Real Estate Growth Portfolios of the Variable Contracts Trust.


  Capital Growth Portfolio:  Janus Capital Corporation
  ----------------------------------------------------

  Janus Capital Corporation ("Janus") is a Colorado corporation. In addition to serving as investment adviser to other registered investment companies, as indicated below, Janus provides investment advice to individual, corporate and pension and profit-sharing accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate.

  Under the proposed New Agreement, the Adviser will continue to pay Janus at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.75% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.70% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.65% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Janus currently provides investment advisory or subadvisory services to other investment company portfolios that have investment objectives similar to that of the Portfolio. Specifically, it provides services to the Janus Twenty Fund, the American Skandia JanCap Portfolio, and the Travelers Capital Appreciation Portfolio.


  Balanced Portfolio:  Phoenix Investment Counsel, Inc.
  -----------------------------------------------------

  Phoenix Investment Counsel, Inc. ("Phoenix") is a Massachusetts corporation. It was originally organized in 1932 as John P. Chase, Inc. and has been engaged in the management of the Phoenix Series Fund since 1958. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation, an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Phoenix Home Life Mutual Insurance Company is in the business of writing ordinary and group life and health insurance and annuities, including variable life insurance and variable annuities.

  Under the proposed New Agreement, the Adviser will continue to pay Phoenix at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Phoenix currently provides investment advisory or subadvisory services to other investment company portfolios that have investment objectives similar to those of the Portfolio. Specifically, it provides services to the A and B Portfolios of Phoenix Balanced Series, Phoenix Convertible Fund Series, Phoenix Income & Growth, and Phoenix Strategic Allocation. In addition, Phoenix provides services to the Phoenix Edge Balanced Series, PDP Institutional Balanced X and Y, Jackson National Life Balanced and SunAmerica Balanced.


  Emerging Growth Portfolio:  Massachusetts Financial Services Company
  --------------------------------------------------------------------

  Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1996, MFS managed approximately $__ billion of assets invested in equity securities and approximately $__ billion of assets invested in fixed income securities. Approximately $__ billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS and its wholly-owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

  Under the proposed New Agreement, the Adviser will continue to pay MFS at the end of each calendar quarter a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  MFS currently serves as investment adviser to each of the other funds in the MFS Family of Funds, and to seven variable accounts established by Sun Life Assurance Company of Canada. MFS also provides advisory or subadvisory services to other investment company portfolios with investment objectives similar to those of the Portfolio. Specifically, it provides services to MFS Emerging Growth Fund, MFS Emerging Growth Series, MFS/Sun Life Emerging Growth Series, and Travelers Emerging Growth Portfolio.


Recommendation
--------------

  The Board of Directors recommends that shareholders vote FOR this proposal.


ITEM 4. TO CONSIDER AND ACT ON A PROPOSAL TO PERMIT THE ADVISER TO REPLACE SUBADVISERS OR ADD SUBADVISERS TO THE PORTFOLIOS, AND TO ENTER INTO SUBADVISORY AGREEMENTS WITH THOSE SUBADVISERS WITHOUT FURTHER SHAREHOLDER APPROVAL

  The Fund requests that it be permitted to replace Subadvisers or add Subadvisers to each Portfolio and enter into Subadvisory Agreements in substantially the form as appears in Exhibit B without obtaining additional approval from the relevant Portfolio's shareholders. This proposal is being submitted to the shareholders of each Portfolio for approval as required by the terms of a second request for exemptive relief (the "Exemptive Application") filed with the SEC. This proposal will not become effective with respect to any Portfolio unless and until (i) the SEC has granted the relief requested in the Exemptive Application and (ii) this proposal has been approved by shareholders of that Portfolio.

  In the Exemptive Application, the Fund seeks an exemptive order (the "Exemption") from the SEC from the provisions of Section 15(a) of the 1940 Act that, if granted, would permit the Adviser to enter into Investment Subadvisory Agreements with Subadvisers for the Portfolios upon approval of the Board but without the formal shareholder approval currently required under that Section. There can be no assurance that the Exemption will be granted. The requested relief is based on the conditions set forth in the Exemptive Application requiring that :

  (1) The Fund will disclose in its registration statement the Aggregate Fee Disclosure;

  (2) The Adviser will not enter into an Advisory Agreement with any Affiliated Subadviser without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio;

  (3) At all times, a majority of the Directors of the Fund will be Independent Directors, and the nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Directors;

  (4) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will remain within the discretion of the Independent Directors.

  (5) The Adviser will provide the Board of Directors of the Fund, no less frequently than quarterly, information about the Adviser's profitability on a per-Portfolio basis. Such information will reflect the impact on profitability of the hiring or termination of any Subadviser during the applicable quarter.

  (6) Whenever a Subadviser is hired or terminated, the Adviser will provide the Board of Directors information showing the expected impact on the Adviser's profitability.

  (7) When a Subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders (in the case of the Fund, the contract owners with assets allocated to any sub-account for which a Fund Portfolio serves as a funding medium) and that such change does not involve a conflict of interest from which the Adviser or the Affiliated Subadviser derives an inappropriate advantage.

  (8) Before a Portfolio may rely on the order requested hereby, the operation of the Portfolio in the manner described in this Application will be approved by a majority of its outstanding voting securities (in the case of the Fund, pursuant to voting instructions provided by contract owners with assets allocated to any sub-account of a registered separate account for which a Portfolio of the Fund serves as a funding medium) as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 11 below, by the sole initial shareholder before offering shares of such Portfolio to the public.

  (9) The Adviser will provide general management services to the Fund and its Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's securities portfolios, and, subject to review and approval by the Board of Directors will (i) set each Portfolio's overall investment strategies; (ii) select Subadvisers; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple Subadvisers; (iv) monitor and evaluate the investment performance of Subadvisers; and (v) implement procedures reasonably designed to ensure that the Subadvisers comply with the relevant Portfolio's investment objective, policies, and restrictions.

  (10) Within sixty (60) days of the hiring of any new Subadviser or the implementation of any proposed material change in an Advisory Agreement, shareholders will be furnished all information about a new Subadviser or Advisory Agreement that would be included in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure. Such information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Subadviser or any proposed material change in an Advisory Agreement. The Adviser will meet this condition by providing shareholders, within sixty (60) days of the hiring of a Subadviser or the implementation of any material change to the terms of an Advisory Agreement, with an information statement meeting the requirements of Regulation 14C under the 1934 Act and
Schedule 14C thereunder. The information statement will also meet the requirements of Schedule 14A, except as modified by the order to permit Aggregate Fee Disclosure. The Fund will ensure that the information statement is furnished to contract owners with assets allocated to any registered separate account for which the Fund serves as a funding medium.

  (11) Each Portfolio will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to this Application. In addition, each Portfolio will hold itself out to the public as employing the management structure described in the application. The prospectus and any sales materials or other shareholder communications relating to the structure of the Fund or the management of a Portfolio will prominently disclose that the Adviser has ultimate responsibility for the investment management of the Portfolio due to its responsibility to oversee Subadvisers and recommend their hiring, termination, and replacement.

  (12) No director or officer of the Fund or director or officer of the Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in any Subadviser except for: (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or
(ii) ownership of less than 1% of the outstanding securities of any class of any equity or debt of a publicly-traded company that is either a Subadviser or an entity that controls, is controlled by, or is under common control with a Subadviser.

  The Directors, including a majority of the Independent Directors (in consultation with counsel), believe that the authority to replace Subadvisers or add Subadvisers and enter into Investment Subadvisory Agreements with the Adviser, subject to the conditions described above, would allow the Adviser to better perform the functions the Portfolios are currently paying it to perform -- i.e., selecting Subadvisers, monitoring their performance and making whatever changes to the roster of Subadvisers as the Adviser deems appropriate, subject to approval by the Fund's Board of Directors. The Directors further believe that requiring shareholder approval of each new Investment Subadvisory Agreement results in unnecessary administrative expenses to the Portfolios and may result in delays in executing changes in Subadvisers or their Investment Subadvisory Agreements, which may be detrimental to the Portfolios.

  Shareholders should recognize that in engaging new Subadvisers and entering into Investment Subadvisory Agreements, the Adviser will negotiate fees with those Subadvisers and, because these fees are paid by the Adviser and not directly by each Portfolio, any fee reduction negotiated by the Adviser will inure to the Adviser's benefit and any increase will inure to its detriment. The fees paid to the Adviser by the Portfolios and the fees paid to the Subadvisers by the Adviser are considered by the Board in approving the advisory and subadvisory arrangements, and any change in fees paid by a Portfolio to the Adviser would require shareholder approval.


Recommendation
--------------

  The Board of Directors recommends that shareholders vote FOR this proposal.


                                 OTHER BUSINESS

  The Board of Directors knows of no other business that will come before the Special Meeting. Should any matters other than the matter referred to above properly come before the Special Meeting, it is the intention of Chubb Life to vote on such matters in its discretion.


                             ADDITIONAL INFORMATION

Shareholder Proposals
---------------------

  The Fund does not hold annual shareholder meetings. According to the Fund's Bylaws, annual meetings, when held, will be held in the month of April of any year. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Chubb America Fund, Inc., One Granite Place, Concord, New Hampshire 03301.


Principal Underwriter
---------------------

  The principal underwriter and distributor for the Fund's Portfolios is Chubb Securities Corporation, a New Hampshire corporation ("CSC"). CSC is a wholly-owned subsidiary of Chubb.

  Under the terms of CSC's underwriting agreement with the Fund, CSC makes a continuous offering of the Fund's shares. CSC is responsible for paying the costs of printing copies of prospectuses and periodic reports for distribution to new or prospective Policyowners, preparation, printing and distribution of sales literature, and all other expenses arising primarily in connection with promoting the sale of the Fund's shares. CSC must, as the Fund's agent, cause any sales literature, advertising or other similar material to be filed with the appropriate authorities. As a result of the Acquisition, CSC will enter into a new underwriting agreement with the Fund under the same terms as the existing agreement. CSC will continue to be an affiliate of Chubb Life.

  The President and a Director of the Fund, Ronald Angarella, is also President and a Director of CSC. The Fund's Vice President, Counsel and Assistant Secretary, Charles C. Cornelio, is Vice President, General Counsel and Secretary to CSC. John A. Weston is Treasurer to both the Fund and CSC. Shari J. Lease is Assistant Secretary of CSC.

                            CHUBB AMERICA FUND, INC.
                              [_______] PORTFOLIO

                              VOTING INSTRUCTIONS
       To be voted at the [May 30], 1997 Special Meeting of Shareholders

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

  I hereby instruct the Chubb Life Insurance Company of America ("Chubb Life") to vote the shares of the _____ Portfolio (the "Portfolio") as to which I am entitled to give voting instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Chubb Life, One Granite Place, Concord, New Hampshire 03301, on [May 30], 1997 at [8:00 a.]m. and at any adjournment of the Special Meeting. Chubb Life is instructed to vote as indicated on the matters referred to in the Proxy and Voting Instructions Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote on such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
                   PLEASE VOTE AND SIGN ON THE REVERSE SIDE.

  1. To elect the following persons to the Board of Directors:

                  Ronald Angarella
                  James J. Weisbart
                  Michael D. Coughlin
                  Elizabeth S. Hage

            ____  Yes to all

  If you are not voting in favor of all of the Directors, you may strike through the names of the persons for whom you are withholding your vote.

  2. To consider and act on a new Investment Management Agreement between the Fund, on behalf of each of its Portfolios, and Chubb Investment Advisory Corporation (the "Adviser").

                  ____    Yes       ____ No         ____ Abstain

  3. To consider and act on a new form of Investment Subadvisory Agreement between the Adviser and the investment subadviser ("Subadviser") currently providing services to the relevant Portfolio.

                  ____    Yes       ____ No         ____ Abstain

  4. To consider and act on a proposal to permit the Adviser to replace Subadvisers or add Subadvisers to each existing Portfolio or new Portfolio added as a series of the Fund in the future, and to enter into subadvisory agreements with those Subadvisers without further shareholder approval.

                  ____    Yes       ____ No         ____ Abstain


                 PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.



NOTE: Please sign exactly as your name appears on this Voting Instructions form. When signing in a fiduciary capacity, such as an executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.



_______________ 1997  ___________________________   ________________________
     Date                Signature, Title (if          Signature, Title (if
                            applicable)                     applicable)